                             RIGHT OF FIRST REFUSAL


          This Right of First Refusal (this "Agreement") is entered into by and among QUALITY FOOD CENTERS, INC., a Washington corporation ("QFC") and SIGNATURE BAKERY LLC, a Washington limited liability company ("Bakery"), NORTH SNOHOMISH ENTERPRISES, INC., a Washington corporation ("NSE"), and OLSON'S MANAGEMENT GROUP LLC, a Washington limited liability company ("OMG") as of this 1st day of March, 1995.

                                    RECITALS:

          A. Olson's Food Stores, Inc., former owner of the Max Foods stores and the Bakery (defined below) merged into QFC (or its merger subsidiary) pursuant to an Agreement and Plan of Merger, dated December 23, 1994.

          B. NSE owns that certain store located in Mukilteo, Washington (which is to be converted to a Max store) at the site legally described in EXHIBIT A, OMG has interests in certain proposed stores located at Murphy's Corner, Snohomish County, Washington at the site legally described in EXHIBIT B, at 130th and Aurora in King County, Washington, at the site legally described in EXHIBIT C, and at Thrasher's Corner, Snohomish County, Washington, at the site legally described in EXHIBIT D, which are in various stages of development and documentation (together, the "Max Stores"). The "Max Stores" consist of the inventory, furniture, fixtures and equipment, improvements, leasehold interests, fee ownership interests, name "Max Foods," rights to the proposed stores, and all other assets, tangible and intangible, owned by the above-mentioned entities or in which they have an interest, associated with the grocery stores and sites at the locations described above.

          C. Bakery is the owner of the "Bakery," which consists of all inventory, furniture, fixtures and equipment, improvements, leasehold interests, and all other assets, tangible and intangible, owned by Bakery or in which Bakery has an interest regarding that certain bakery located at 18027
Highway 99, Building A, Suite H, Lynnwood, Washington.

          D. Pursuant to the Agreement and Plan of Merger, the Max Stores and Bakery were not included in the merger with QFC, and QFC is to be granted the right of first refusal to purchase the Max Stores and Bakery described herein.

          THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, QFC and Bakery, NSE and OMG agree as follows:

                                    AGREEMENT

          1. RIGHT OF FIRST REFUSAL: MAX STORES. NSE and OMG hereby grant QFC the first right to purchase all their right, title and interest in and to the Max Stores as provided herein. Said right shall apply during the time either NSE or OMG (or any entity under common ownership and control with said entities) own all or any of the Max Stores. If during said period of ownership either NSE or OMG (for purposes of this Section 1, the "Recipient") receives a bona fide written offer to purchase one (1) or more of the Max Stores (the "Property") from a third party which Recipient desires to accept, Recipient shall give written notice to QFC thereof, together with a complete copy of the offer or agreement and copies of all disclosure materials or information of any kind provided to the perspective purchaser regarding the Property (the "Notice of Offer"). Recipient may sign an agreement to sell so long as the agreement is subject to QFC's rights to purchase hereunder. QFC shall have three (3) business days after receipt of the Notice of Offer to notify the seller in writing that QFC will purchase the Property pursuant to the terms and conditions contained in the Notice of Offer, except that, if the sale takes place within one (1) year of the date of this Agreement, at Recipient's option QFC shall pay Recipient the purchase price specified in the Notice of Offer in cash and in QFC common shares (valued at their fair market value as of closing) in any proportion specified by Recipient. If QFC exercises its right of first refusal, the sale shall proceed in accordance with the terms of the Notice of Offer. If QFC declines in writing to purchase the Property or fails to notify Recipient that it will accept the terms contained in the Notice of Offer, Recipient may proceed to sell the Property to the party who made the offer in accordance with the term specified in the Notice of Offer. QFC's right of first refusal to purchase will terminate with respect to that Property only, and so long as, (1) the terms of sale specified in the Notice of Offer are not modified so as to involve a lower sales price, or other terms that are materially more favorable to the purchaser; (2) the Property being purchased is not enlarged or reduced in any material respect; and (3) closing of the purchase and sale pursuant to the Notice of Offer takes place within a commercially reasonable time. Otherwise, QFC's right of first refusal will again apply as to that Property, and in any event will remain applicable to all Max Stores, or portions thereof, which are not included in the Property which is the subject of the Notice of Offer. The right of first refusal for Thrasher's Corner provided in this Section 1 shall only apply if Thrasher's Corner is to be developed as a grocery store.

          2. RIGHT OF FIRST REFUSAL: BAKERY. Bakery hereby grants QFC the first right to purchase the Bakery as provided herein. If, while QFC purchases at least $2,000,000 per year of bakery products from Bakery, Bakery receives a bona fide written offer to purchase the Bakery from a third party which Bakery desires to accept, Bakery shall give written notice to QFC thereof, together with a complete copy of the offer or agreement and copies of all disclosure materials or information of any kind provided to the perspective purchaser regarding the Bakery (the "Notice of Offer"). Bakery may sign an agreement to sell so long as the agreement is subject to QFC's rights to purchase hereunder. QFC shall have three (3) business days after receipt of the Notice of Offer to notify Bakery in writing that QFC will purchase the Bakery pursuant to the terms and conditions contained in the Notice of Offer, except that, if the sale takes place within one (1) year of the date of this Agreement, at Bakery's option QFC shall pay Bakery the purchase price specified in the Notice of Offer in cash and in QFC common shares (valued at their fair market value as of closing) in any proportion specified by Bakery. If QFC exercises its right of first refusal, the sale shall proceed in accordance with the terms of the Notice of Offer. If QFC declines in writing to purchase the Bakery or fails to notify Bakery that it will accept the terms contained in the Notice of Offer, Bakery may proceed to sell the Bakery to the party who made the offer in accordance with the term specified in the Notice of Offer. QFC's right of first refusal to purchase will terminate with respect to the Bakery only, and so long as (1) the terms of sale specified in the Notice of Offer are not modified so as to involve a lower sales price, or other terms that are materially more favorable to the purchaser; (2) the Bakery property being purchased is not enlarged or reduced in any material respect; and (3) closing of the purchase and sale pursuant to the Notice of Offer takes place within a commercially reasonable time. Otherwise, QFC's right of first refusal will again apply, and in any event will remain applicable to any portion of the Bakery which is not the subject of the Notice of Offer.

          3. REPRESENTATION AND WARRANTIES OF BAKERY, NSE AND OMG. Bakery, NSE and OMG (each as to itself only) hereby represent and warrant to QFC as of the date hereof and as of the date QFC purchases any or all of the Max Stores and/or Bakery that:

               3.1 NSE is a corporation and Bakery and OMG are limited liability companies duly organized, validly existing and in good standing under the laws of the State of Washington and have all requisite corporate (for NSE) and company (for OMG and Bakery) power and authority to own and operate the Max Stores and the Bakery, to carry on their businesses as now conducted, to enter into this Agreement and to carry out all the provisions of this Agreement and consummate the transactions contemplated hereby. Bakery, NSE and OMG are duly qualified and in good standing in each jurisdiction in which the property owned, leased or operated by it or of the nature of the business conducted by it make such qualification necessary and where the failure to be so qualified has or would be reasonably expected (so far as can be foreseen at the time) to have a material adverse affect on the business, properties, operations, conditions (financial or other) or prospects of Bakery, NSE and OMG.

               3.2 This Agreement and consummation of the transactions contemplated hereby have been approved by the Board of Directors of NSE and members of Bakery and OMG and been duly authorized by all other corporate and company action on the part of Bakery, NSE and OMG and have been approved by the shareholders and members of NSE, OMG and Bakery. This Agreement has been duly executed and delivered by duly authorized officers and members of NSE, OMG and Bakery, and constitute a valid and binding agreement of NSE, OMG and Bakery, enforceable against Bakery, NSE and OMG in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application that may affect the enforcement of creditors' rights generally and by generally equitable principles. Bakery, NSE and OMG will deliver prior to QFC's acquisition of all or any of the Max Stores or Bakery true and correct copies of the resolutions adopted by the Board of Directors of NSE and by the NSE shareholders approving this Agreement. All shareholders of NSE and members of Bakery and OMG shall execute this Agreement.

               3.3 The performance (subject to Bakery, NSE and OMG obtaining any necessary lender or other consents at the time of sale), execution and delivery of this Agreement by Bakery, NSE and OMG will not result in any violation of or conflict with, constitute a default under or require any consent under any term of the agreement, charter or bylaws of Bakery, NSE and OMG or any agreement, instrument, law, ordinance, rule, regulation, order, judgment or decree to which Bakery, NSE or OMG is a party or for which Bakery, NSE and OMG or any of the Max Stores or the Bakery are subject, or result in the creation of (or impose any obligation on Bakery, NSE or OMG to create) any mortgage, lien, charge, security interest or other encumbrance upon any of the Max Stores or the Bakery.

          4. REPRESENTATIONS AND WARRANTIES OF QFC. QFC hereby represents and warrants to Bakery, NSE and OMG as of the date hereof and as of the date QFC purchases any or all of the Max Stores and/or the Bakery that:

               4.1 QFC is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington and has all requisite corporate power and authority to enter into this Agreement and to carry out all the provisions of this Agreement and consummate the transactions contemplated hereby.

               4.2 This Agreement and consummation of the transactions contemplated hereby have been approved by the Board of Directors of QFC and been duly authorized by all other corporate action on the part of QFC and have been approved by the shareholders of QFC. This Agreement has been duly executed and delivered by duly authorized officer of QFC and constitutes a valid and binding agreement of QFC, enforceable against QFC in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application that may affect the enforcement of creditors' rights generally and by generally equitable principles. QFC will deliver prior to the sale of all or any of the Max Stores or the Bakery to QFC true and correct copies of the resolutions adopted by the Board of Directors of QFC and by the QFC shareholders approving this Agreement.

               5. CONTINUATION OF MAX FOODS FORMAT. NSE and OMG (each with respect to the Max Store(s) it operates) hereby covenants and agrees that during the time the Max Stores, or any of them, are owned or operated by NSE or OMG, they shall continue to be run consistent with current practices including, but not limited to retaining the discount, warehouse nature of the Max Stores.

               6.  MISCELLANEOUS AND GENERAL.

                    6.1 NOTICES. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by facsimile and confirmed by return facsimile, or seven days after being mailed by first-class mail, postage prepaid and return receipt requested in each case to the applicable addresses set forth below:

If to Bakery, NSE
  or OMG:                Max Foods
                         P.O. Box L
                         Lynnwood, WA  98046
                         Attn:  Maurice F. Olson

with a copy to:          Jeffrey L. Pewe, Esq.
                         Montgomery, Purdue, Blankenship & Austin
                         701 Fifth Ave., Suite 5800
                         Seattle, WA  98104


If to QFC:               Quality Food Centers, Inc.
                         10112 N.E. 10th Street
                         Bellevue, WA  98004
                         Attention:  Dan Kourkoumelis

with a copy to:          Timothy R. Osborn, Esq.
                         Bogle & Gates
                         Two Union Square
                         601 Union Street
                         Seattle, WA  98101-2346
or to such other address as such party shall have designated by notice so given to each other party.

               6.2 AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified except by an instrument in writing signed by the party against whom enforcement is sought.

               6.3 ENTIRE AGREEMENT. Except as otherwise provided herein, this Agreement embodies the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such matter other than those expressly set forth in this Agreement and any writings expressly required hereby.

               6.4 REMEDIES. In the event of a breach or default of this Agreement by either party, the non-defaulting party shall have all remedies available at law or in equity, including specific performance and the right of injunctive relief.

               6.5 NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

               6.6 NO THIRD-PARTY BENEFICIARIES. This Agreement is not intended to be for the benefit of and shall not be enforceable by any person or entity who or which is not a party hereto.

               6.7 PUBLIC ANNOUNCEMENTS. QFC and Bakery, NSE or OMG, as the case may be, will agree upon the timing and content of the initial press release to be issued describing the transactions contemplated by this Agreement, and will not make any public announcement thereof prior to reaching such agreement unless required to do so by applicable law. To the extent reasonably requested by either party, each party will thereafter consult with and provide reasonable cooperation to the other in connection with the issuance of further press releases or other public documents describing the transactions contemplated by this Agreement.

               6.8 GOVERNING LAW. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the internal laws of the State of Washington, without regard to principles of conflict of laws.

               6.9 ATTORNEYS' FEES. In the event a lawsuit is commenced concerning the terms of this Agreement in which the parties hereto are parties, the prevailing party shall be entitled to its costs and attorneys' fees.

               6.10 NAME, CAPTIONS, ETC. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof. Unless otherwise specified, references herein to Articles or Sections refer to articles or sections of this Agreement.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties set forth below.


                                             QUALITY FOOD CENTERS, INC.
                                             a Washington corporation


                                             By   /S/ DAN KOURKOUMELIS
                                                --------------------------------
                                                Dan Kourkoumelis
                                                Its President and C.O.O.


                                             SIGNATURE BAKERY LLC, a Washington
                                             limited liability company


                                             By   /S/ MAURICE S. OLSON
                                                --------------------------------
                                             By   /S/ MAURICE F. OLSON
                                                --------------------------------

                                             By   /S/ CHARLES M. OLSON
                                                --------------------------------



                                             NORTH SNOHOMISH ENTERPRISES, INC.,
                                             a Washington corporation


                                             By   /S/ MAURICE F. OLSON
                                                -------------------------------
                                                Maurice F. Olson
                                                Its President and
                                                sole shareholder

                                             OLSON'S MANAGEMENT GROUP LLC, a
                                             Washington limited liability
                                             company


                                             By   /S/ MAURICE S. OLSON
                                                --------------------------------
                                             By   /S/ MAURICE F. OLSON
                                                --------------------------------
                                             By   /S/ CHARLES M. OLSON
                                                --------------------------------

                                                                  363 MUKILTEO

                                                              Order No. 525974

LEGAL DESCRIPTION:

PARCEL A:
    The South 34 feet of that portion of Tract 9, Block 8, Alderwood Manor No. 7, according to the plat thereof, recorded in Volume 9 of Plats, pages 100 through 102, inclusive, records of Snohomish County, Washington, lying Westerly of State Road No. 1;

    ALSO

    That part of Tract 10, Block 8, Alderwood Manor No. 7, as per plat recorded in Volume 9 of Plats, pages 100 through 102, inclusive, records of Snohomish County, Washington, lying Westerly of State Road No. 1;

    EXCEPT that portion thereof conveyed to the State of Washington by deed recorded under Auditor's File Number 743107;

    ALSO EXCEPT that portion of said Tract 10, described as follows:

    BEGINNING on the Northerly right of way margin of Lincoln Way, which right of way margin is 30.00 feet, measured at right angles, from the centerline of Lincoln Way, at a point that is at the end of a 150 foot radius curve as described in Warranty Deed to the State of Washington, recorded under Auditor's File Number 743107, records of Snohomish County, Washington; thence North 77-DEGREES- 31-MINUTES- 00-SECONDS- West, along the Northerly margin of Lincoln Way a distance of 31.62 feet;
    thence North 12-DEGREES- 29-MINUTES- 00-SECONDS- East, leaving the right of way margin of Lincoln Way, a distance of 22.00 feet;
    thence North 26-DEGREES- 29-MINUTES- 00-SECONDS- East a distance of 54.00 feet;
    thence North 12-DEGREES- 29-MINUTES- 00-SECONDS- East a distance of 118.00 feet;
    thence North 43-DEGREES- 32-MINUTES- 58-SECONDS- East a distance of 34.06 feet;
    thence East a distance of 148.00 feet;
    thence South 37-DEGREES- 04-MINUTES- 41-SECONDS- East a distance of 55.00 feet to the Northwesterly right of way margin of Primary State Highway
    No. 1; thence South 32-DEGREES- 55-MINUTES- 19-SECONDS- West along said State Highway right of way margin a distance of 128.35 feet to the beginning of the 150 foot radius curve described above;
    thence along said curve, the radius point of which bears North 57-DEGREES-04-MINUTES- 41-SECONDS- West, through a central angle of 69-DEGREES-33-MINUTES- 41-SECONDS- an arc distance of 182.11 feet to the point of beginning;

PARCEL B:
    That portion of Tract 11, Block 8, Alderwood Manor No. 7, as per plat recorded in Volume 9 of Plats, pages 100 through 102, inclusive, records of Snohomish County, Washington, lying Easterly of Secondary State Highway No. 1-I;

    EXCEPT the Southerly 10 feet thereof conveyed to the State of Washington by Deed recorded March 2, 1943 under Auditor's File No. 743105;

    EXCEPT that portion thereof conveyed to the State of Washington by deed recorded under Auditor's File Number 9011280285.

    Situate in the County of Snohomish, State of Washington.

                                                                     Exhibit A

                                                                  363 MUKILTEO

                                                              Order No. 525974
PARCEL C:
    All that portion of Lot 12, Block 8, Alderwood Manor No. 7, as per plat recorded in Volume 9 of Plats, pages 100 through 102, inclusive, records of Snohomish County, Washington, lying Easterly of New Secondary State Highway No. 1-I;

    EXCEPT the following described tract:

    BEGINNING at the intersection of the North line of Lot 12 with the East line of New Secondary State Highway No. 1-I;
    thence East 125 feet;
    thence South parallel with the East line of Lot 12, 100 feet;
    thence West parallel with the North line of Lot 12 to the East line of New Secondary State Highway No. 1-I;
    thence Northwesterly along said highway to the point of beginning;

PARCEL D:
    That portion of Lot 12, Block 8, Alderwood Manor No. 7, as per plat recorded in Volume 9 of Plats, pages 100 through 102, inclusive, records of Snohomish County, Washington, described as follows:

    BEGINNING at the intersection of North line of said Lot 12 and the Easterly line of new location of Secondary State Highway No. 1-I;
    thence East along the North line of said lot 125 feet;
    thence South parallel with the East line of said Lot 12, a distance of 100 feet;
    thence West parallel to the North line of said Lot 12 to the Easterly line of new location of Secondary State Highway 1-I;
    thence Northeasterly along said highway to the point of beginning;

PARCEL E:
    A non-exclusive easement for ingress, egress, utilities and project signs, as established by Operating and Mutual Access Agreement recorded September 7, 1990 under Auditor's File No. 9009070434, as amended by instrument recorded under Snohomish County Recording No. 9409300963;

PARCEL F:
    A non-exclusive easement for ingress, egress, utilities and parking, as established by Declaration of Easements, Covenants and Restrictions recorded May 7, 1992 under Auditor's File No. 9205070487;

    Situate in the County of Snohomish, State of Washington.

                                                                      Exhibit A

                                                               MURPHY'S CORNER

                                                              Order No. 525964
LEGAL DESCRIPTION:

    PARCEL A:
    The North half of the Northeast quarter of the Northwest quarter of the Northeast quarter of Section 31, Township 28 North, Range 5 East, W.M.; EXCEPT the North 60 feet thereof.

    PARCEL B:
    The South half of the Northeast quarter of the Northwest quarter of the Northeast quarter of Section 31, Township 28 North, Range 5 East, W.M.; EXCEPTING any portion thereof lying within SR 527 (aka Old Pacific Highway).

    PARCEL C:
    That portion of the Northeast quarter of the Northeast quarter of Section 31, Township 28 North, Range 5 East, W.M. described as follows:
    BEGINNING 330 feet Southerly from the Northwest corner of said Northeast quarter;
    thence Easterly at right angles, a distance of 5 rods (82.5 feet);
    thence Southerly at right angles to an intersection with North line of State Road as now located and established;
    thence Southwesterly along the North side of the State Road to the intersection of said North line of State Road with the West line of the Northeast quarter of the Northeast quarter;
    thence Northerly along said West line to place of beginning.

PARCEL D:
    All that portion of the Northeast quarter of the Northeast quarter of
    Section 31, Township 28 North, Range 5 East, W.M. described as follows:

    BEGINNING at the Southeast corner of the Northeast quarter of the Northwest quarter of the Northeast quarter of said Section 31;
    thence South 89-DEGREES- 51-MINUTES- 33-SECONDS- West, along the South line of said Northeast quarter of the Northwest quarter of the Northeast quarter to an intersection with the Westerly boundary line of the Old Pacific Highway (SR 527) as laid out and constructed, said intersection being the true point of beginning of the parcel herein described;

    thence continuing South 89-DEGREES- 51-MINUTES- 33-SECONDS- West, along the South line of said subdivision to the Southwest corner of said subdivision; thence continuing South 89-DEGREES- 51-MINUTES- 33-SECONDS- West, along the South line of the Northwest quarter of the Northwest quarter of the Northeast quarter of said Section 31, a distance of 12.36 feet to an intersection with the North line of that certain tract of land conveyed to Clara Benner by Deed recorded under Snohomish County Auditor's File No. 274719;
    thence South 53-DEGREES- 10-MINUTES- 00-SECONDS- East, along the North line of said Benner Tract, a distance of 469.00 feet, more or less, to an intersection with the Westerly margin of the Old Pacific Highway (SR 527); thence Northeasterly along said Westerly margin, a distance of 371.4 feet, more or less, to the true point of beginning.
    (ALSO KNOWN AS Lot 1 of Snohomish County Short Plat recorded under Auditor's File No. 8012160119).

                                                                     Exhibit B

                                                               MURPHY'S CORNER

                                                              Order No. 525964
LEGAL DESCRIPTION CONTINUED:

    PARCEL E:
    That portion of the West 118.50 feet of the Northeast quarter of the Northeast quarter of Section 31, Township 28 North, Range 5 East, W.M., in Snohomish County, Washington, lying Northerly of State Highway No. 2-A; EXCEPT that portion thereof described as follows:

    BEGINNING 330 feet Southerly from the Northwest corner of said Northeast quarter;
    thence Easterly at right angles, a distance of 5 rods;
    thence Southerly at right angles to an intersection with the North line of State Road, as now located and established;
    thence Southerly along the North side of the State Road to the intersection of said North line of said State Road with the West line of said Northeast quarter of the Northeast quarter;
    thence Northerly along said West line to plat of beginning; and EXCEPT that portion conveyed to the County of Snohomish by Deed recorded under Auditor's File No. 2244613; and
    EXCEPT that portion conveyed to the State of Washington by Deed recorded under Auditor's File No 8609190369.

    (ALSO KNOWN AS Parcel 1 of Binding Site Plan recorded in Volume 1 of Binding Site Plan at pages 206 and 207 under Auditor's File No. 9008295001.)

    PARCEL F:
    The West 330 feet of the Northeast quarter of the Northeast quarter of
    Section 31, Township 28 North, Range 5 East, W.M., in Snohomish County, Washington, lying Northerly of State Highway No. 2-A;
    EXCEPT the North 244.00 feet thereof, as measured along the West line of said subdivision; and
    EXCEPT that portion conveyed to the County of Snohomish by Deed recorded under Auditor's File No. 2244613; and
    EXCEPT the West 118.50 feet thereof; and EXCEPT that portion thereof conveyed to the State of Washington by Deed recorded under Auditor's No. 8609190369.

    (ALSO KNOWN AS Parcel 3 of Binding Site Plan recorded in Volume 1 of Binding Site Plan at pages 206 and 207 under Auditor's File No. 9008295001.)

    Situate in the City of Mill Creek, County of Snohomish, State of
    Washington.

                                                                      Exhibit B

                                                                130TH & AURORA

PARCEL A:

THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF
SECTION 19, TOWNSHIP 26 NORTH, RANGE 4 EAST W.M.;

EXCEPT THE EASTERLY 105 FEET THEREOF;

AND EXCEPT THE WESTERLY 45 FEET THEREOF CONVEYED TO KING COUNTY FOR ROAD PURPOSES BY DEED RECORDED UNDER RECORDING NO. 555217;

AND EXCEPT THE NORTHERLY 30 FEET THEREOF CONVEYED TO CITY OF SEATTLE FOR ROAD PURPOSES BY DEED RECORDED UNDER RECORDING NO. 4917187;

SITUATE IN THE CITY OF SEATTLE, COUNTY OF KING, STATE OF WASHINGTON;

PARCEL B:

THE NORTH 1/2 OF THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 19, TOWNSHIP 26 NORTH, RANGE 4 EAST W.M;

EXCEPT THE WEST 45 FEET THEREOF CONVEYED TO KING COUNTY FOR ROAD PURPOSES BY DEED RECORDED UNDER RECORDING NO. 555216;

AND EXCEPT THE EAST 25 FEET THEREOF CONVEYED TO THE CITY OF SEATTLE FOR ROAD PURPOSES BY DEEDS RECORDED UNDER RECORDING NOS. 4917176, 4917177, 4917178 AND 4917181;

TOGETHER WITH THE EAST 108 FEET OF THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 19, TOWNSHIP 26 NORTH, RANGE 4 EAST W.M.;

EXCEPT THE NORTH 30 FEET AND THE EAST 25 FEET THEREOF CONVEYED TO CITY OF SEATTLE FOR ROAD PURPOSES BY DEED RECORDED UNDER RECORDING NO. 4917187;

SITUATE IN THE CITY OF SEATTLE, COUNTY OF KING, STATE OF WASHINGTON.

                                                                      Exhibit C

PARCEL C:

THE NORTH 1/2 OF THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4; AND THE SOUTH 1/2 OF THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 19, TOWNSHIP 26 NORTH, RANGE 4 EAST W.M.;

EXCEPT THE WEST 45 FEET THEREOF CONVEYED TO KING COUNTY FOR ROAD PURPOSES BY DEEDS RECORDED UNDER RECORDING NOS. 555215 AND 555216;

AND EXCEPT THE EAST 25 FEET THEREOF CONVEYED TO CITY OF SEATTLE FOR ROAD PURPOSES BY DEEDS RECORDED UNDER RECORDING NOS. 4917179 AND 4717181;

SITUATE IN THE CITY OF SEATTLE, COUNTY OF KING, STATE OF WASHINGTON;

PARCEL D:

THE SOUTH 1/2 OF THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 19, TOWNSHIP 26 NORTH, RANGE 4 EAST W.M.;

EXCEPT THE EAST 45 FEET THEREOF CONVEYED TO KING COUNTY FOR ROAD PURPOSES BY DEEDS RECORDED UNDER RECORDING NO. 555215;

AND EXCEPT THE EAST 212 FEET THEREOF;

AND EXCEPT THE SOUTH 2.25 FEET OF THE REMAINDER THEREOF;

SITUATE IN THE CITY OF SEATTLE, COUNTY OF KING, STATE OF WASHINGTON;

PARCEL E (1):

THE WEST 259 FEET OF THE NORTH 1/2 OF THE SOUTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 19, TOWNSHIP 26 NORTH, RANGE 4 EAST W.M.; AND THE WEST 259 FEET OF THE SOUTH 2.25 FEET OF THE SOUTH 1/2 OF THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION 19;

EXCEPT THE WEST 45 FEET THEREOF CONVEYED TO KING COUNTY FOR ROAD PURPOSES BY DEED RECORDED UNDER RECORDING NOS. 555214 AND 555215;

SITUATE IN THE CITY OF SEATTLE, COUNTY OF KING, STATE OF WASHINGTON.

                                                                      Exhibit C

PARCEL E (2):

THE NORTH 1/2 OF THE SOUTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4; AND THE SOUTH 2.25 FEET OF THE SOUTH 1/2 OF THE SOUTHEAST 1/4 OF
SECTION 19, TOWNSHIP 26 NORTH, RANGE 4 EAST W.M.;

EXCEPT THE WEST 259 FEET THEREOF;

AND EXCEPT THE EAST 25 FEET THEREOF CONVEYED TO CITY OF SEATTLE FOR ROAD PURPOSES BY DEED RECORDED UNDER RECORDING NO. 4917180;

TOGETHER WITH THE EAST 212 FEET OF THE SOUTH 1/2 OF THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION 19;

EXCEPT THE SOUTH 2.25 FEET THEREOF;

AND EXCEPT THE EAST 25 FEET THEREOF CONVEYED TO CITY OF SEATTLE FOR ROAD PURPOSES BY DEED RECORDED UNDER RECORDING NO. 4917180;

SITUATE IN THE CITY OF SEATTLE, COUNTY OF KING, STATE OF WASHINGTON.

PARCEL F:

THE SOUTH 1/2 OF THE SOUTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 19, TOWNSHIP 26 NORTH, RANGE 4 EAST W.M.;

EXCEPT THE WEST 195 FEET THEREOF;

AND EXCEPT THE EAST 25 FEET THEREOF CONVEYED TO THE CITY OF SEATTLE FOR ROAD PURPOSES BY DEED RECORDED UNDER RECORDING NOS. 5015947 AND 4917182;

AND EXCEPT THAT PORTION THEREOF CONDEMNED IN KING COUNTY SUPERIOR COURT CAUSE NO. 612752 FOR WIDENING NORTH 130TH STREET;

SITUATE IN THE CITY OF SEATTLE, COUNTY OF KING, STATE OF WASHINGTON.

                                                                      Exhibit C

PARCEL G:

THE WEST 195 FEET OF THE SOUTH 1/2 OF THE SOUTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 19, TOWNSHIP 26 NORTH, RANGE 4 EAST W.M.;

EXCEPT THE WEST 45 FEET THEREOF CONVEYED TO KING COUNTY FOR ROAD PURPOSES BY DEED RECORDED UNDER RECORDING NO. 555214;

AND EXCEPT THAT PORTION THEREOF CONDEMNED IN KING COUNTY SUPERIOR COURT CAUSE NO. 612752 FOR WIDENING NORTH 130TH STREET;

SITUATE IN THE CITY OF SEATTLE, COUNTY OF KING, STATE OF WASHINGTON.

                                                                     Exhibit C

                                                             Thrasher's Corner

                              LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF WASHINGTON, COUNTY OF SNOHOMISH AND IS DESCRIBED AS FOLLOWS:

    The Southwest quarter of the Southwest quarter of Section 20, Township 27 North, Range 5 East, W.M.; Except the South 198 feet of the West 660 feet; Also Except the following described property:

    Beginning at a point on the Easterly margin of SR 527 (State Highway No 2J) 920 feet North of the South line of said Section 20, said point being the true point of beginning; Thence East parallel with the South margin of Filbert Road (formerly Turners Corner Road) for 736 feet; Thence North 370 feet to the South margin of Filbert Road; Thence West along said road for 736 feet to the East margin of said SR527 (State Highway No 2J) thence
    South along said highway for 370 feet to the true point of beginning; ALSO Except any portion lying within SR527 (State Highway No. 2J) ALSO Except that portion conveyed to the State of Washington by instruments recorded under Recording Nos. 9010090270 and 9010090271 for 208th St. S.E. ALSO KNOWN as Maltby Road)

Situate in the County of Snohomish, State of Washington.

                                                                      Exhibit D